                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  April 29, 1997




                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)



              Delaware                             1-12898                             38-2011419
              --------                             -------                             ----------
    (State or other jurisdiction           (Commission File Number)                 (I.R.S. Employer
          of incorporation)                                                       Identification No.)


        27555 Farmington Road                                                          48334-3357
     Farmington Hills, Michigan                                                        ----------
     --------------------------                                                        (Zip Code)
        (Address of principal
         executive offices)


Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of April 25, 1997 for Series 1987-2, Distribution Reports as of May 1, 1997 for Series 1988-1 and 1988-2 and Distribution Reports as of April 20, 1997 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             SOURCE ONE MORTGAGE SERVICES CORPORATION
                                             (Registrant)




Date:  April 29, 1997                    By: Larry N. Ciofu
                                            --------------------------
                                             Larry N. Ciofu
                                             Vice President

                                             FIREMAN'S FUND MORTGAGE CORPORATION
                                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

                                                               Distribution Date Statement for April  25, 1997
                                                                                   Interest                       Principal
       COUPON         Principal      Number of     Interest        Interest      Payable Per     Principal       Payable Per
Class   RATE         Outstanding    Certificates   Accrued         Payable        $1,000 CTF      Payable         $1,000 CTF
----- --------     ---------------- ----------- -------------- ----------------  ------------  --------------  ----------------
 2-A   0.0000%           $0.00      45,100          $0.00            $0.00     $0.000000                         $0.000000

 2-B   7.0000%           $0.00      18,000          $0.00            $0.00     $0.000000                         $0.000000

 2-C   7.0000%           $0.00      19,700          $0.00            $0.00     $0.000000                         $0.000000

 2-D   9.5500%           $0.00         124          $0.00            $0.00     $0.000000           $0.00          -

 2-E   9.9500%  $12,691,725.54       5,200    $105,235.56      $105,235.56    $20.237608     $199,083.44        $38.285277
               ---------------  ----------  -------------  ---------------                 -------------
                $12,691,725.54      88,124    $105,235.56      $105,235.56                   $199,083.44


     Agency MBS Collections :
              Interest                                         $105,929.31
              Principal                                        $199,083.44
      Investment Income                                            $338.44

                                                           ---------------
      TOTAL AVAILABLE                                          $305,351.19

      Due   to Certificateholders                              $304,319.00

                                                           ---------------
      Available for Expenses and Residual Payments               $1,032.19

      Expenses Payable                                            ($337.65)

                                                           ---------------
      Net Balance                                                  $694.54
                                                           ===============


      Due to Residual Holders                                      $694.54   ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS
                                                                                ELECTING A PUT OPTION.

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $34.7270


                                   Principal           Per $1,000
                                  Balance After         CTF After
                                 April  25, 1997      April  25, 1997
                                -----------------    ----------------
                                                         $0.000000

                                                         $0.000000

                                                         $0.000000

                                         $0.00           $0.000000

                                $12,492,642.10       $2,402.431173
                              ----------------
Ending Aggregate Agency         $12,492,642.10
MBS Balance:
                                $12,512,433.22


                                         $0.00
Accrual Distribution Amount:       $199,083.44
Aggregate Cash Flow Value Decline:







  THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee
  Corporate Trust Division
  Suite 0126
  One First National Plaza
  Chicago, Illinois  60670
  (312)407-4660






                                             FIREMAN'S FUND MORTGAGE CORPORATION
                                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                                                   SERIES 1988-1

                                    Distribution Date Statement for May  1, 1997


                                                                               Interest                    Principal
       COUPON     Principal      Number of     Interest        Interest      Payable Per    Principal     Payable Per
Class   RATE     Outstanding    Certificates   Accrued         Payable        $1,000 CTF     Payable*      $1,000 CTF
----- -------- ---------------- ----------- -------------- ----------------  ------------ --------------  ------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00     $0.000000          $0.00     $0.000000

  B    8.0000%           $0.00      51,050          $0.00            $0.00     $0.000000          $0.00     $0.000000

  Z    9.9000%  $13,011,524.26      10,440    $107,345.08      $107,345.08    $10.282096    $221,673.92    $21.233134
               ---------------  ----------  -------------  ---------------                -------------
                $13,011,524.26     100,000    $107,345.08      $107,345.08                  $221,673.92



      Agency MBS Collections :
              Interest                                         $108,431.58
              Principal                                        $221,673.92
      Investment Income                                            $577.96
                                                           ---------------
      TOTAL AVAILABLE                                          $330,683.46


      Due to Certificateholders                               ($329,019.00)
                                                           ---------------
      Available for Expenses and Residual Payments               $1,664.46

      Expenses Payable                                            ($314.79)

                                                           ---------------
      Net Balance                                                $1,349.67
                                                           ===============


      Due to Residual Holders                                    $1,349.67

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $67.4835               *

                                                 Principal Balance
                                  Principal      Per $1,000
                                Balance After    CTF After
                               May  1, 1997      May  1, 1997
                               ----------------  ----------------
                                         $0.00         $0.000000

                                         $0.00         $0.000000

                                $12,789,850.34     $1,225.081450
                               ---------------
                                $12,789,850.34


Ending Aggregate Agency          12,790,117.87
MBS Balance:


Accrual Distribution Amount:
Aggregate Cash Flow Value Decline:                         $0.00
                                                     $221,673.92
                                                 ---------------
*Aggregate Amount of Principal                       $221,673.92
 Distributable:






  THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee
  Corporate Trust Division
  Suite 0126
  One First National Plaza
  Chicago, Illinois  60670
  (312)407-4660


                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                  Distribution Date Statement for May  1, 1997



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      39,750          $0.00            $0.00

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%           $0.00      14,580          $0.00            $0.00

 2-Z   9.4000%  $16,119,208.73      10,200    $126,267.14      $126,267.14
               ---------------- ----------- -------------- ----------------
                $16,119,208.73     100,000    $126,267.14      $126,267.14



      Agency MBS Collections :
              Interest                                         $127,610.53
              Principal                                        $324,981.01
      Investment Income                                            $933.74
                                                           ----------------
      TOTAL AVAILABLE                                          $453,525.28

      Due to Certificateholders                               ($451,248.15)
                                                           ----------------
      Available for Expenses and Residual Payments               $2,277.13

      Expenses Payable                                            ($371.68)

      Net Balance                                                $1,905.45
                                                           ==================


      Due to Residual Holders                                    $1,905.45

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $95.2725


                                                                    Principal Balance
        Interest                     Principal       Principal      Per $1,000
      Payable Per     Principal     Payable Per    Balance After    CTF After
Class  $1,000 CTF     Payable*       $1,000 CTF   May  1, 1997      May  1, 1997
----- ------------ ---------------  ------------  ----------------  ----------------
 2-A    $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-B    $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-C    $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-D    $0.000000           $0.00     $0.000000             $0.00         $0.000000

 2-Z   $12.379131     $324,981.01    $31.860883    $15,794,227.72     $1,548.453698
                   ---------------                ----------------
                      $324,981.01                  $15,794,227.72


      Ending Aggregate Agency MBS Balance:         $15,794,242.47


                   Accrual Distribution Amount:                               $0.00
                   Aggregate Cash Flow Value Decline:                   $324,981.01
                                                                    ----------------
                   *Aggregate Amount of Principal Distributable:        $324,981.01

                   Principal Allocation:          Class 2-A:                 0.0000%
                                                  Class 2-D:                 0.0000%



                                                  THE FIRST NATIONAL BANK OF CHICAGO
                                                  as Trustee
                                                  Corporate Trust Division
                                                  Suite 0126
                                                  One First National Plaza
                                                  Chicago, Illinois  60670
                                                  (312)407-4660


                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

               Distribution Date Statement for   April  20, 1997

                     UPPER TIER REMIC REGULAR CERTIFICATES

                                                                              Interest
       COUPON      Principal      Number of    Interest      Interest        Payable Per
Class   RATE      Outstanding     Cert.        Accrued       Payable         $1,000 CTF
----- --------- ---------------- ----------- ------------ --------------  -----------------
 1-A    8.5000%           $0.00      15,250        $0.00          $0.00          $0.000000

 1-B    9.0000%           $0.00      10,500        $0.00          $0.00          $0.000000

 1-C    9.0000%           $0.00       6,500        $0.00          $0.00          $0.000000

 1-D    9.0000%           $0.00      16,500        $0.00          $0.00          $0.000000

 1-E    9.0000%  $11,138,833.32      12,000   $83,541.25     $83,541.25          $6.961771

 1-F    0.0000%           $0.00      18,500        $0.00          $0.00          $0.000000

 1-G    0.0000%           $0.00      12,450        $0.00          $0.00          $0.000000

 1-H    0.0000%           $0.00       4,850        $0.00          $0.00          $0.000000

 1-I  259.5000%      $22,277.67         152    $4,817.55      $4,817.55         $31.694408
                ---------------- ----------- ------------ --------------
                 $11,161,110.99      96,702   $88,358.80     $88,358.80


                                                       Principal
                                                       Balance
                       Principal       Principal       Per $1,000
        Principal     Payable Per     Balance After    CTF After
Class    Payable*      $1,000 CTF   April  20, 1997    April  20, 1997
----- --------------  ------------  -----------------  ----------------
 1-A          $0.00     $0.000000              $0.00         $0.000000

 1-B          $0.00     $0.000000              $0.00         $0.000000

 1-C          $0.00     $0.000000              $0.00         $0.000000

 1-D          $0.00     $0.000000              $0.00         $0.000000

 1-E    $227,778.43    $18.981536     $10,911,054.89       $909.254574

 1-F          $0.00     $0.000000              $0.00         $0.000000

 1-G          $0.00     $0.000000              $0.00         $0.000000

 1-H          $0.00     $0.000000              $0.00         $0.000000

 1-I        $455.56     $2.997105         $21,822.11       $143.566513
      --------------                -----------------
        $228,233.99                   $10,932,877.00


                     UPPER TIER REMIC REGULAR CERTIFICATES


           COUPON      Principal      Number of    Interest      Interest
            RATE      Outstanding    Cert.         Accrued       Payable
          --------- ---------------- ----------- ------------ --------------
 1-R        0.0000%           $0.00       3,298        $7.94          $7.94

                                                                             Principal Balance
               Interest                       Principal       Principal      Per $1,000
             Payable Per      Principal     Payable Per     Balance After    CTF After
             $1,000 CTF        Payable*      $1,000 CTF   April  20, 1997    April  20, 1997
          ----------------- --------------  ------------  -----------------  ----------------
 1-R           $0.002408          $0.00     $0.000000              $0.00         $0.000000



                       LOWER TIER REMIC REGULAR INTERESTS

                                                                             Principal
       COUPON      Principal      Number of    Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates  Accrued       Payable*      April  20, 1997
----- --------- ---------------- ----------- ------------ --------------  -----------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%           $0.00      16,533        $0.00          $0.00              $0.00

1-ES    9.5000%  $11,669,240.50      12,024   $92,381.49    $228,233.99     $11,441,006.51

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                ---------------- ----------- ------------ --------------  -----------------
                 $11,669,240.50     100,000   $92,381.49    $228,233.99     $11,441,006.51

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
                DISTRIBUTION DATE STATEMENT FOR April  20, 1997


Agency MBS Collections :
         Interest                                        $88,366.74
         Principal                                      $228,233.99
Investment Income                                           $153.15
                                                    ----------------
Lower Tier REMIC Collection Account                     $316,753.88
                                                    ----------------
Upper Tier REMIC Collection Account                     $316,753.88

Aggregate Prin Payable to Holders of
Upper Tier REMIC Regular Certificate                   ($228,233.99)

Aggregate Interest Payable to Holders of
Upper Tier REMIC Regular Certificates                   ($88,358.80)

Expenses Payable                                              $0.00



REMIC Taxes Payable                                           $0.00

Interest Payable to Class 1-R Certificate                    ($7.94)



Principal Payable to Class 1-R Certificate                    $0.00

Due to Class 1-RS Certificate                              ($153.15)
                                                    ----------------
Net Balance                                                   $0.00
                                                    ==================


Beginning Aggregate Agency MBS Balance :            $100,001,006.61
Ending Aggregate Agency MBS Balance :                $10,933,883.43


 Aggregate Cash Flow Value Decline:                     $228,233.99
                                                    ----------------
 *Aggregate Amount of Principal Distributable:          $228,233.99



 Principal Allocation:


 Aggregate Amount of Principal
 Distributable to Classes 1-D and 1-I:


 Class 1-E:               1.89815358%
 Class 1-I:               0.29971053%

 Aggregate Amount of Principal
 Distributable to Classes 1-G,1-H and 1-R :

 Class 1-R:               0.00000000%





 THE FIRST NATIONAL BANK OF CHICAGO,
 as Trustee
 Corporate Trust Division
 Suite 0126
 One First National Plaza
 Chicago, Illinois  60670
 (312)407-4660